Exhibit 10.1

            AMENDMENT TO EMPLOYMENT AGREEMENT DATED NOVEMBER 8, 2004
                 BETWEEN STEVE CURD AND VANTAGEMED CORPORATION

         1. Paragraph 6 of the Employment Agreement dated November 8, 2004 between Steve Curd and VantageMed Corporation (the "Employment Agreement") is hereby amended to read as follows:

         6. Acceleration of Option on a Change of Control. The Option shall provide that all of the unvested portion of the Option will vest upon a Change of Control (as defined in the Stock Option Plan). If the Employee is terminated or Resigns pursuant to Paragraph 4(d) or 4(e) hereunder within ninety (90) days prior to a Change in Control, the Option will accelerate upon the Change in Control as set forth in this Paragraph 6.

         2. Except as otherwise described herein, the terms and conditions of the Employment Agreement remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year written below.

                                             VantageMed Corporation

                                             By:
                                                  ------------------------------
                                                  Liesel Loesch
Date:   May 9, 2006                          Its: Chief Financial Officer


                                                  ------------------------------
Date:   May 9, 2006                               Steve Curd